                                                                    Exhibit 99.6

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                    MAY 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     i) The amount of such distribution allocable to principal:

Class 3-A1 ....   $   22.97608248             Class 3-B1 ....    $    4.16907371
                  ---------------                                ---------------
Class 3-A2 ....   $   11.50528751             Class 3-B2 ....    $    4.16907195
                  ---------------                                ---------------
Class 3-A3 ....   $   15.81624140             Class 3-B3 ....    $    4.16907725
                  ---------------                                ---------------
Class 3-A4 ....   $   17.42707661             Class 3-B4 ....    $    4.16906406
                  ---------------                                ---------------
Class 3-A5 ....   $    0.01612421             Class 3-B5 ....    $    4.16909217
                  ---------------                                ---------------
Class 3-M .....   $    4.16907590             Class 3-R .....    $   22.98000000
                  ---------------                                ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 3-A1 ....   $   22.87838787             Class 3-B1 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-A2 ....   $   11.45636687             Class 3-B2 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-A3 ....   $   15.74899053             Class 3-B3 ....    $    0.00000000
                  ---------------                                ---------------

Class 3-A4 ....   $   17.35297645             Class 3-B4 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-A5 ....   $    0.01605565             Class 3-B5 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-M .....   $    0.00000000             Class 3-R .....    $   22.88228874
                  ---------------                                ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 3-A1 ....   $    1.05614327             Class 3-B1 ....    $    7.04079585
                  ---------------                                ---------------
Class 3-A2 ....   $    4.20869264             Class 3-B2 ....    $    7.04079329
                  ---------------                                ---------------
Class 3-A3 ....   $    2.86530235             Class 3-B3 ....    $    7.04079892
                  ---------------                                ---------------
Class 3-A4 ....   $    2.51178368             Class 3-B4 ....    $    7.04081136
                  ---------------                                ---------------

Class 3-A5A ...   $    6.91666720             Class 3-B5 ....    $    7.04078784
                  ---------------                                ---------------
Class 3-A5B ...   $    7.08333327             Class 3-R .....    $    1.06000000
                  ---------------                                ---------------
Class 3-M .....   $    7.04079318             Class 3-S .....    $    0.27645118
                  ---------------                                ---------------

          iv) Accrual Amount: ..............................    $    459,199.99
                                                                ---------------
     v)   The amount of servicing compensation received by
          GECMSI during the month preceding the month of
          distribution .....................................         0.11471796
                                                                ---------------
(b)  The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution Date .........    $ 60,023,513.94
                                                                ---------------
          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                228
                                                                ---------------
     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:


                                        Class Certificate          Single
                                        Principal Balance    Certificate Balance
                                        -----------------    -------------------
                    Class 3-A1 ....      $  1,825,807.75               126.13
                                         ---------------               ------
                    Class 3-A2 ....      $  8,616,642.78               562.41
                                         ---------------               ------
                    Class 3-A3 ....      $  6,661,590.31               398.44
                                         ---------------               ------
                    Class 3-A4 ....      $  6,733,438.67               337.18
                                         ---------------               ------
                    Class 3-A5 ....      $ 28,556,299.65               999.21
                                         ---------------               ------
                    Class 3-M .....      $  2,797,524.79               989.83
                                         ---------------               ------
                    Class 3-B1 ....      $  1,780,241.62               989.83
                                         ---------------               ------
                    Class 3-B2 ....      $  1,271,601.02               989.83
                                         ---------------               ------
                    Class 3-B3 ....      $    864,688.73               989.83
                                         ---------------               ------
                    Class 3-B4 ....      $    305,183.96               989.83
                                         ---------------               ------
                    Class 3-B5 ....      $    610,368.52               989.83
                                         ---------------               ------
                    Class 3-R .....      $        126.14               126.14
                                         ---------------               ------
                    Class 3-S .....      $ 54,626,703.77                 0.00
                                         ---------------               ------

    viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

          (a)  delinquent
                (1)  30-59 days

            Number                    5       Principal Balance   $1,343,586.23
                          -------------                           -------------
                (2)  60-89 days
            Number                    0       Principal Balance           $0.00
                          -------------                           -------------
                (3)  90 days or more
            Number                    0       Principal Balance           $0.00
                          -------------                           -------------
          (b)  in foreclosure
            Number                    3       Principal Balance   $1,015,223.72
                          -------------                           -------------

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------
     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

                  Class 3-A5: .......................  8.300000%
                                                       --------
                  Class 3-S: ........................  0.611298%
                                                       --------

     xii) The Senior Percentage for such Distribution Date;.         87.402000%
                                                                ---------------
          The Junior Percentage for such Distribution Date;.         12.598000%
                                                                ---------------
    xiii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------
          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------